NOTICE OF
                                             ANNUAL MEETING OF STOCKHOLDERS

                    The Annual Meeting of Stockholders of Dover Investments Corporation will be held at 235 Montgomery Street, Conference
Room #740, Seventh Floor, San Francisco, California, on
Wednesday, June 7, 1995, at 9:00 A.M., for the following purposes:

                    (1) To elect six directors (two of whom will be elected by holders of the Class A Common Stock and four of whom will be elected by holders of the Class B Common
          Stock), each to hold office until the next annual meeting and until his successor has been elected and qualified;

                    (2) To ratify and approve an amendment to the Stock Option Plan for Nonemployee Directors;

                    (3)       To ratify and approve the 1995 Stock Option Plan;

                    (4) To ratify the appointment of Grant Thornton as the Company's independent public accountant for the year ended December 31, 1994; and

                    (5) To transact such other business as may properly come before the meeting or any adjournment thereof.

                    The Board of Directors has fixed the close of business on April 11, 1995 as the record date for the determination of stockholders entitled to notice of and to vote at this meeting or any adjournment thereof.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        LAWRENCE WEISSBERG
                                        Chairman of the Board of Directors,
                                        President and Chief Executive Officer

San Francisco, California
April 21, 1995

                    IMPORTANT: To ensure your representation at the meeting please date, sign and mail the enclosed Proxy card(s) promptly in the return envelope which has been provided.



                                          DOVER INVESTMENTS CORPORATION



                                                  Proxy Statement

                                                      for the

                                        Annual Meeting of Stockholders of

                                           DOVER INVESTMENTS CORPORATION
                                          350 California Street, Suite 1650
                                           San Francisco, California 94104
                                             to be Held on June 7, 1995


                    The accompanying proxy is solicited on behalf of the Board of Directors of Dover Investments Corporation (the
"Company") for use at the Annual Meeting of Stockholders (the
"Annual Meeting") to be held at 9:00 a.m. on Wednesday, June 7, 1995, at 235 Montgomery Street, Conference Room #740, Seventh
Floor, San Francisco, California, or any adjournment thereof.
Any stockholder giving a proxy has the power to revoke it at any time prior to the exercise thereof by filing with any Assistant
Secretary of the Company a written revocation, by attending the Annual Meeting and voting in person, or by submitting a duly executed proxy bearing a later date. The expense of soliciting proxies will be paid by the Company. The Company will request brokers, custodians, nominees and other holders of record to forward copies of soliciting material to persons for whom they hold shares of Company stock and to request authority for the execution of proxies. In such cases, the Company will reimburse holders for their reasonable charges or expenses. The Company's principal executive office is located at 350 California Street, Suite 1650, San Francisco, California 94104. This proxy statement and the accompanying form(s) of proxy were mailed on or about April 21, 1995.


                                                           VOTING RIGHTS

                    The Board of Directors has fixed the close of business on April 11, 1995 as the record date for determination of stockholders entitled to notice of and to vote at the Annual
Meeting. The voting securities of the Company outstanding at the close of business on that date were 795,020 shares of Class A Common Stock and 327,338 shares of Class B Common Stock, each with a $.01 par value. The Company's Restated Certificate of Incorporation provides that, so long as the total number of shares of Class B Common Stock outstanding on any record date for a meeting of stockholders at which directors are to be elected equals or exceeds 12 1/2% of the total number of outstanding shares of Common Stock of both classes on such date, the holders of Class A Common Stock will vote as a separate class to elect 25% of the Board of Directors (the "Class A
Directors") and the holders of the Class B Common Stock will vote as a separate class to elect the remaining 75% of the Board of Directors (the "Class B Directors"). If 25% of the authorized number of directors is not a whole number, then the holders of Class A Common Stock are entitled to elect the next higher whole number of directors that is at least 25% of the authorized number of directors. The total number of outstanding shares of Class B Common Stock on April 11, 1995 constituted
29.2% of the total number of outstanding shares of Common Stock of both classes. Accordingly, holders of record of Class A
Common Stock will vote as a separate class at the Annual Meeting with respect to the election of directors and be entitled to elect two Class A Directors. Holders of record of Class B
Common Stock, voting as a separate class, will be entitled to elect the four Class B Directors. Holders of the Class A Common
Stock and of the Class B Common Stock generally will vote together as a single class on other matters submitted to a stockholders' vote, with the Class A Common Stock entitled to one vote per share and the Class B Common Stock entitled to ten votes per share.

                    The representation in person or by proxy of not less than a majority of the shares entitled to vote at the meeting will constitute a quorum. Class A Directors and Class B
Directors will be elected by a plurality of the respective votes cast by holders of Class A Common Stock and Class B Common
Stock. The affirmative vote of a majority of the shares represented at the meeting is required for the approval and adoption of proposals 2,3 and 4. Because abstentions and "non-votes" are counted as present in determining whether the quorum requirement is satisfied, abstentions and "non-votes" will have the effect of a vote against a proposal. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

                    A holder of Class A Common Stock or Class B Common Stock may be entitled to cumulate votes and give one nominee a number of votes equal to the number of directors to be elected by the Class A Common Stock or the Class B Common Stock, as applicable, multiplied by the number of votes to which such stockholder's shares are entitled, or distribute such stockholder's votes on the same principle among as many nominees as the stockholder thinks fit. A stockholder may cumulate votes for a nominee or nominees for Class A or Class B Directors if such nominee or nominees' names have been placed in nomination prior to the voting at the Annual Meeting and the stockholder has given notice prior to the voting at the Annual Meeting of the stockholder's intention to cumulate votes. If any one stockholder has given such notice, all stockholders may cumulate their votes for nominees.


                                                                   SECURITY OWNERSHIP OF CERTAIN
                                                                 BENEFICIAL OWNERS AND MANAGEMENT

                         The following table shows as of April 11, 1995, (i) persons who are known by the Company to be beneficial owners of more than 5% of the Company's Class A or Class B Common Stock, and (ii) for each director and all directors and officers as a group, the amount and nature of their beneficial ownership and percentage of all outstanding Class A Common Stock and Class B
Common Stock owned by them:
                                                                                                                 Aggregate
                                                                                                                 Voting Power
                                      Class A Common     Percentage of      Class B Common    Percentage of      Represented
                         Position     Shares             Outstanding        Shares            Outstanding        by Shares
                         with         Beneficially       Class A Common     Beneficially      Class B Common     Beneficially
Name and Address         Company      Owned              Stock (1)          Owned             Stock              Owned
Lawrence Weissberg         Chairman,      75,778(3)           9.53%              245,114           74.88%             62.11%
 350 California Street     President
 Suite 1650                and Chief
 San Francisco, CA         Executive
 94104                     Officer

Arnold Addison             Director          200(4)             *                  0                  0                  0
 727 Industrial Parkway
 Hayward, CA
 94544

Larry Freels               Director        4,400(4)             *                  0                  0                  0
 655 Beach Street
 Suite 400
 San Francisco, CA
 94109

John Gilbert               Director          100(5)             *                  0                  0                   0
 400 Montgomery Street
 Suite 820
 San Francisco, CA
 94104

Michael Raddie             Director          900(6)             *                  0                  0                   0
 400 Montgomery Street
 Suite 820
 San Francisco, CA
 94104

Will C. Wood               Director        9,100(7)             *                  0                  0                   0
 1550 El Camino Real
 Suite 275
 Menlo Park, CA
 94025

Robert Naify               N/A            54,407              6.84%               23,330            7.13%               7.07%
 172 Golden Gate
 Avenue
 San Francisco, CA
 94102

The Baupost Group, Inc.    N/A            61,000              7.67%                0                  0                   0
 44 Brattle Street
 Second Floor
 Cambridge, MA
 02238-9125

All current officers                      90,478(8)          11.38%              245,114            74.88%              62.47%
 and directors as a
 group (6) person

 * Less than one percent (1%) of the outstanding class of stock or aggregate voting power of the Class A Common Stock and Class B Common Stock combined.

(1) Based on a total of 1,122,358 currently outstanding shares and the respective number of shares issuable upon exercise of options owned by each individual exercisable within 60 days of April 11, 1995.

(2)            For matters other than the election of directors only.

(3) Includes 7,257 shares of Class A Common Stock, of which 1,810 shares are owned by Mr. Weissberg's wife, 4,660 shares are owned by the Weissberg Foundation and 787 shares are held by a trust for the benefit of the grandchildren of Mr. Weissberg of which Mr. Weissberg is trustee. Mr. Weissberg disclaims beneficial ownership of the 1,810 shares owned by his wife.

(4) Includes 200 shares issuable upon exercise of options exercisable within 60 days of April 11, 1995.

(5) Includes 100 shares issuable upon exercise of options exercisable within 60 days of April 11, 1995.

(6) 500 of such shares are owned by Raddie & Nouaux, a California general partnership, of which Mr. Raddie is a general partner. The remaining 400 shares represent shares issuable upon exercise of options exercisable within 60 days of April 11, 1995.

(7) Includes 400 shares issuable upon exercise of options exercisable within 60 days of April 11, 1995.

(8) Includes 1500 shares issuable upon exercise of options exercisable within 60 days of April 11, 1995.

                                      PROPOSAL 1 -- ELECTION OF DIRECTORS

Company as Thrift Holding Company

                    The Company was the parent company of Homestead Savings, A Federal Savings and Loan Association (hereafter referred to as the "Association"), until August 1991, at which time the Company's voting interest in the Association was reduced to 20.7% of the total shares eligible to vote (the "Exchange"). The Association was placed in receivership by the Office of Thrift Supervision on October 30, 1992, and the Resolution Trust Corporation (the "RTC") was appointed receiver. Certain assets and liabilities of the Association were transferred to a newly chartered federal savings association.
The Company has no interest in the new institution.

                    Following the shift in ownership in August 1991, all of the executive officers and directors of the Company and the Association, except Mr. Weissberg, resigned as executive officers and directors of the Company. Mr. Weissberg presently is the only executive officer and the only director of the Company who was formerly a director of the Association.

                    The Company has an agreement to indemnify its directors who formerly served as directors and/or officers of the Association and its subsidiaries. The RTC, in a letter dated March 10, 1993, advised the present and former directors and officers of the Association and its subsidiaries of potential claims that the RTC may assert against them for the recovery of losses suffered by the Association and its subsidiaries in connection with certain specified actions and loan transactions. The Company maintained a directors and officers liability insurance policy to cover such potential liabilities. The Company cannot estimate at this time its liability under the indemnity agreement nor can it estimate the extent of its insurance coverage with respect to such claims.

Nominees for Directors

                    Action is to be taken at the Annual Meeting with respect to the election of a total of six directors, consisting of two Class A Directors and four Class B Directors, to serve until the next annual meeting of stockholders and until their successors are elected and qualified. Holders of the Class A
Common Stock will vote as a separate class for the election of the Class A Directors and holders of the Class B Common Stock will vote as a separate class for the election of the Class B Directors. Each proxy with respect to the Class A Directors
(the proxy card printed with black ink) may not be voted for more than two nominees and each proxy with respect to the Class B Directors (the proxy card printed with red ink) may not be voted for more than four nominees. It is intended that the proxies solicited by and on behalf of management will be voted for the election of the nominees listed in the following table.
In the event any of the nominees, for any reason, should cease to be a candidate for a position as a director, the proxies will be voted in accordance with the best judgment of the person or persons acting under them and may be voted for another person nominated by management. The Company knows of no current circumstances which would render any nominee unable to accept nomination or election. Under the terms of the Company's
By-Laws, a vacancy may be filled by the Board of Directors.

                    The following table indicates as to each nominee the year when he was first elected or appointed a director, his age and class of directorship:


                        Director                    Class of
Name                     Since        Age         Directorship

Arnold Addison            1992        65             Class A
Michael Raddie            1991        64             Class A

Larry Freels              1993        57             Class B
John Gilbert              1993        55             Class B
Lawrence Weissberg        1968        74             Class B
Will C. Wood              1992        55             Class B

                    Mr. Weissberg may be deemed to be a control person of the Company under the Securities Exchange Act of 1934.


                    Arnold Addison. Mr. Addison has been President of Addison Financial Corporation, an auto leasing company, since
October 1987.  He has also been the owner of Warm Springs Land
Co., a real estate investment firm, since January 1985.

                    Michael Raddie. Mr. Raddie has been Executive Vice President of The Commonwealth Group, Inc., an investment banking firm, since March 1989. He was designated Chief Financial
Officer of the Company on a part-time, consulting basis in December 1991. From July 1956 to January 1989, he was a certified public accountant with KPMG Peat Marwick, having become a partner of such firm in 1968. Mr. Raddie was a director of Continental Savings, a savings and loan association, from April 1989 to July 1990.

                    Larry Freels. Mr. Freels has been a self-employed real estate owner and investor since 1973.

                    John Gilbert. Mr. Gilbert has been a self-employed financial consultant since 1989 and has seventeen years of experience as a general contractor and home builder.

                    Lawrence Weissberg. Mr. Weissberg is presently the Chairman of the Board of Directors, President and Chief
Executive Officer of the Company. He was the President and Chief Executive Officer of the Company and the Association from 1960 to 1973 and from 1975 to 1989. In May 1989, Mr. Weissberg stepped down as President of the Company and the Association, although he continued to serve as Chairman of the Board of Directors and Chief Executive Officer of the Company. In August
1991, Mr. Weissberg was re-appointed President of the Company.
Mr. Weissberg stepped down as Chief Executive Officer of the Association in August 1989 and as Chairman of the Board of Directors and as a director of the Association in January 1992.

                    Will C. Wood. Mr. Wood has been a principal of Kentwood Associates, a financial advisory firm, since November
1993.  He was an international banking executive with Wells
Fargo Bank, Crocker Bank and Citibank from 1972 through 1989 and was managing Director of IDI Associates from 1989 to 1993.

Certain Legal Matters

                    Mr. Freels is a general partner of Station West Investors, a California limited partnership, which filed a petition under Chapter 11 of the United States Bankruptcy Code in October 1992. He was also a general partner of The Kingsdale Co., an Ohio general partnership, which filed a petition under Chapter 11 of the United States Bankruptcy Code in October 1991 and has since dissolved.

Committees and Meetings of the Board of Directors

                    In 1994, the Board of Directors of the Company held five regular meetings. Each of the directors attended at least
75% of the meetings of the Board of Directors held during the period for which he has been a director.

                    The Board of Directors of the Company established a Compensation Committee in January 1995. The Compensation
Committee of the Board of Directors consists of Arnold Addison, Michael Raddie and Will C. Wood. The Compensation Committee reviews and sets company policies in addition to recommending to the Board the level of compensation of the President. The
Compensation Committee will administer the 1995 Stock Option
Plan and the Stock Option Plan for Nonemployee Directors.

Securities Exchange Act of 1934

                    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of equity securities of the Company with the Securities and Exchange Commission (the "SEC").



                    Based solely on the Company's review of the reporting forms received by it, and written representations from certain persons that no Form 5 reports were required to be filed by those persons, the Company believes that during the period from January 1, 1994 to December 31, 1994, inclusive, all filing requirements applicable to officers, directors and greater than ten percent stockholders were satisfied, except as follows.

                    SEC rules require directors and certain officers of an issuer to file reports regarding issuer stock options granted to them no later than the 45th day after the end of the issuer's fiscal year. Mr. Raddie filed such a report after its due date.


THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
EACH OF THE NOMINEES.

                        COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS


Compensation of Executive Officers

                    The cash compensation of the only executive officer of the Company whose total cash compensation exceeded $100,000 in 1994 for services in all capacities to the Company and its subsidiaries during 1992, 1993 and 1994 was as follows:

                                               SUMMARY COMPENSATION TABLE

Name and                                 Annual
Principal                             Compensation          All Other
Position                    Year       Salary($)         Compensation ($)

Lawrence Weissberg          1994       150,000               5,438(2)
Chairman of the             1993       150,000               8,437(2)
Board of Directors,         1992       175,000(1)           37,138(3)
President and Chief
Executive Officer
___________________________

(1) On July 1, 1992, Mr. Weissberg elected to reduce his annual salary from $200,000 to $150,000.

(2)       Consists of an automobile allowance.

(3) Consists of compensation for unused vacation time accrued from 1979 to 1989. The Association paid one-half of such amount to Mr. Weissberg in October 1991 in connection with the Exchange and the Company paid the remaining half to Mr. Weissberg in 1992.







Compensation of Directors

                    The Company pays each nonemployee director $500 for each meeting of the Board of Directors of the Company attended.
None of the Company's directors, other than Mr. Weissberg, are employees of the Company. In addition, the Company paid Mr.
Raddie $18,000 in consulting fees in 1994.

                    Each nonemployee director receives stock options pursuant to the Company's Stock Option Plan for Nonemployee
Directors, which is described below under "Proposal 2 --
Ratification and Approval of an Amendment to the Stock Option
Plan for Nonemployee Directors."


                               CERTAIN TRANSACTIONS

                    Gramercy Mortgage Corporation ("Gramercy"), a wholly-owned subsidiary of the Company, and Gramercy's wholly-owned subsidiary, Homestead Insurance Services Inc. ("HISI"), engaged in transactions with the Association during 1993. Gramercy provided trustee services for the mortgage lending activities of the Association, while HISI is a licensed insurance agency that, through agreements with unaffiliated insurance marketing companies, marketed insurance products to customers of the Association.

                    In November 1991, the Company entered into an agreement with a corporation (the "Developer Corporation") owned in part by Britt Evans, the former Chief Executive Officer of the
Association, concerning the future development of a parcel of land located in San Leandro, California. This agreement calls for the Developer Corporation to act as developer and general contractor for the San Leandro property and to receive various types of consideration for such future services, including a management fee. The bulk of such consideration is payable out of future development sales proceeds from the property. The agreement requires the Company to pay the Developer Corporation a management fee of $50,000 per month from November 1991 until April 1993. At December 31, 1994, the Company had paid the
Developer Corporation management fees aggregating $1,637,350, of which $900,000 will be deducted from amounts owed to the Developer Corporation in the future out of sales proceeds of completed homes at the San Leandro property.

                    The Company has entered into an agreement to sublease its office space for $2,800 per month from a corporation that is wholly-owned by Mr. Weissberg. The term of the sublease is April 1, 1993 through February 15, 1999.

                    In December 1993, the Company loaned $1,100,000 to the Developer Corporation to acquire a parcel of land in Tracy, California. The loan bears interest at 12 percent per annum, payable monthly, with a maturity date of December 1, 1996, and is secured by the real property. Subsequent to December 31, 1993, the Company and the Developer Corporation entered into a joint venture for the development and sale of the property. In
September of 1994, the Developer Corporation arranged for financing which paid off the Company's loan in the amount of $1,100,000.



             PROPOSAL 2 -- RATIFICATION AND APPROVAL OF AN AMENDMENT TO
                           THE STOCK OPTION PLAN FOR NONEMPLOYEE
                           DIRECTORS


Purpose of the Proposal

                    Stockholders of the Company first approved the Company's Stock Option Plan for Nonemployee Directors (the "Director Plan") at the annual meeting of stockholders held in 1990. The Director Plan provides for the grant of nonqualified stock options to purchase Class A Common Stock pursuant to a formula and is intended to attract and retain the services of experienced and knowledgeable independent directors for the benefit of the Company and its stockholders. An aggregate of 12,500 shares of Class A Common Stock is currently available for grant under the Director Plan.

                    On November 16, 1994, the Board of Directors approved, subject to stockholder approval, an amendment to the Director
Plan (the "Plan Amendment") that would (a) increase the number of options granted to a nonemployee director upon appointment as a director from 500 to 1,000, (b) increase the number of options granted to each nonemployee director from 200 every two years to 500 every year, and (c) provide that the options vest over a two year period rather than a five year period. The Board of Directors recommends that the Plan Amendment be approved because the directors believe that the current Director Plan does not provide an adequate incentive to attract and retain the services of experienced nonemployee directors. The following discussion consists of a brief description of the principal terms and provisions of the Director Plan and the Plan Amendment.

Administration

                    The Director Plan is administered by the Compensation Committee. However, because the principal terms of all option awards are set forth in the Director Plan, the Compensation
Committee has no discretion to determine which nonemployee directors will receive option awards or to set the number of shares subject to such option awards.


Eligibility

                    The Director Plan currently provides that on the earlier of the date that any person is for the first time either appointed to the Board of Directors or elected by the stockholders of the Company to the Board of Directors, options to purchase 500 shares of Class A Common Stock (subject to adjustment for recapitalizations, stock splits and similar events) will automatically be granted to such newly appointed or elected director; provided, however, that such automatic option grant will be made only if the director is not otherwise an employee of the Company or any of its subsidiaries on the date of such appointment or election and has not been an employee of the Company or any of its subsidiaries for all or any part of the preceding fiscal year. Thereafter, on the date occurring every two years after the date of such appointment or election, as the case may be, options to purchase 200 shares of Class A
Common Stock (subject to adjustment for recapitalizations, stock splits and similar events) will automatically be granted to such director; provided, however, that such automatic option grants will be made only if the director (a) has served on the Board of Directors for the entire two preceding fiscal years, (b) is not otherwise an employee of the Company or any of its subsidiaries on the date of grant, and (c) has not been an employee of the Company or any of its subsidiaries for all or any part of the preceding fiscal year.

                    The Plan Amendment provides that the number of shares issuable upon exercise of the options granted when a director is newly appointed shall be increased from 500 to 1,000.
Furthermore, the number of shares issuable upon exercise of the options granted thereafter shall be increased from 200 every two years to 500 every year, provided the director has served on the Board of Directors for the entire preceding fiscal year.

                    In the event that the number of shares of Class A Common Stock subject to future grant under the Director Plan is insufficient to make all automatic grants required to be made on a particular date, then all nonemployee directors entitled to a grant of options on such date will share ratably in the number of options on shares of Class A Common Stock then available for grant under the Director Plan.

Terms of Options

                    The exercise price for shares subject to options granted under the Director Plan is the fair market value of the shares at the date of the option grant.

                    Payments of the exercise price may be in cash or, at the discretion of the Compensation Committee, in shares of Class
A Common Stock or in a combination of cash and such shares.


Exercise of Options

                    All options granted under the Director Plan will be exercisable only after a period of 12 months from the date of grant. The Director Plan currently provides that such options will become exercisable in installments to the extent of one-fifth of the shares covered by the option on the date one year after the date of grant, an additional one-fifth of the shares covered by the option on the date two years after the date of grant, an additional one-fifth of the shares covered by the option on the date three years after the date of grant, an additional one-fifth of the shares covered by the option on the date four years after the date of grant, and the remaining shares covered by the option on the date five years after the date of grant.

                    The Plan Amendment would accelerate the exercisability of the options, providing that the options will become exercisable in installments to the extent of one-half of the shares covered by the option on the date one year after the date of grant, and the remaining one-half of the shares covered by the option on the date two years after the date of grant.

                    In the event that an optionee ceases to be a director of the Company for any reason other than his death, his option will be exercisable, to the extent it was exercisable at the date he ceased to be a director, for a period of 30 days after such date, and will then terminate. If an optionee dies while a director of the Company, or within the 30-day period after termination of such status during which he is permitted to exercise an option in accordance with the preceding sentence, then such option may be exercised at any time within six months after the optionee's death, but only to the extent the option was exercisable at the time of death. Notwithstanding the foregoing, no option granted under the Director Plan will be exercisable after the expiration of 10 years from the date of its grant.

                    Options will not be transferable other than by will or the laws of descent and distribution, and will be exercisable during the lifetime of an optionee only by that optionee.

Amendment and Termination

                    The Director Plan may be amended by the Board of Directors of the Company, except that stockholder approval will be required for any amendment which would increase the number of shares subject to the Director Plan, increase the number of shares for which an option may be granted to any optionee, change the designation of the class of persons eligible to receive options under the Director Plan, provide for the grant of options having an option price per share less than fair market value on the date of grant, extend the term during which options may be exercised, extend the final date upon which options under the Director Plan may be granted, or otherwise amend the Director Plan in a way that would require stockholder approval under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                    Awards of options under the Director plan may be made until September 28, 1999, the date of termination of the Director Plan.

Certain Federal Income Tax Consequences

                    A recipient of a stock option will not have taxable income upon the grant of the option. Instead, the optionee will recognize ordinary income upon exercise in an amount equal to the excess of the fair market value of the shares over the exercise price on the date of exercise. Any gain or loss recognized upon any later disposition of the shares generally will be capital gain or loss. The Company will be entitled to a tax deduction in connection with an option under the Director
Plan in an amount equal to the ordinary income realized by the optionee at the time that he or she recognizes such income.


Option Awards Under the Plan Amendment

                    Five of the Company's six directors receive options under the Director Plan. Mr. Weissberg does not receive options under the Director Plan since he is an employee of the Company.

                    The following table shows the additional number of shares covered by options that will be granted to nonemployee directors in 1995 if the Plan Amendment is approved by the stockholders:




                                               Number of 1995
                         Number of 1995         Option Shares
                          Option Shares       Granted with Plan
Name                   Prior to Amendment        Amendment

Arnold Addison                  0                    500
Larry Freels                  200                    500
John Gilbert                  200                    500
Michael Raddie                200                    500
Will C. Wood                    0                    500
All directors who
  are not
  executive
  officers as
  a group                     600                  2,500


                    The dollar value of these additional options is not determinable since the exercise price of the options is the fair market value of the underlying shares on the date of grant.

                    The following table shows the hypothetical additional number of shares covered by options that would have been granted to nonemployee directors in 1994 and the market value of the underlying shares if the Plan Amendment had been effective during fiscal 1994:


                                                              Market
                                                             Value of
                                                             Class A
                         Number of 1994    Number of 1994     Common
                          Option Shares     Option Shares    Stock on
                            Prior to        Granted with     Grant
Name                       Amendment       Plan Amendment    Date (1)

Arnold Addison                200               500          $3.250
Larry Freels                    0               500           2.375
John Gilbert                    0               500           2.375
Michael Raddie                  0               500           2.375
Will C. Wood                  200               500           1.562
All directors who
  are not
  executive
  officers as
  a group                     400             2,500





(1) Market value is based on the average of the high and low bid information as quoted on the National Quotation
     Bureau Pink Sheets. On April 11, 1995, such market value was $2.25.


                    Under the Plan Amendment, the Directors will receive an additional 1,900 shares in 1995, subject to approval of the Plan Amendment by the stockholders.

Required Vote

                    A vote FOR Proposal 2 by the holders of a majority of the outstanding shares of the Company's Class A Common Stock and Class B Common Stock, present at the Annual Meeting in person or by proxy and voting together as a single class with holders of the Class A Common Stock casting one vote per share and holders of the Class B Common Stock casting ten votes per share, is required to approve and adopt the Plan Amendment. Votes with respect to the Plan Amendment will be cast as specified in the proxy. If no specification is made, votes represented by proxy will be cast FOR approval of the Plan Amendment.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCK HOLDERS VOTE
"FOR" PROPOSAL 2.



                   PROPOSAL 3 -- RATIFICATION AND APPROVAL OF THE COMPANY'S
                                 1995 STOCK OPTION PLAN


Purpose of the Proposal

                    On January 17, 1995, the Company's Board of Directors adopted, subject to stockholder approval, the Company's 1995
Stock Option Plan (the "Plan") which provides for the issuance of incentive stock options and nonqualified stock options.
Options for a maximum of 200,000 shares of Class A Common Stock, Class B Common Stock or any combination thereof may be granted at not less than the fair market value under the Plan. The Plan is intended to contribute to maintaining the Company's performance by providing certain officers and key employees with long-term incentives in the form of options.

Administration

                    The Plan will be administered by the Compensation Committee (the "Committee") which consists of not less than two directors of the Company who are "disinterested persons" within the meaning of Rule 16b-3 promulgated under the Exchange Act.
The Committee has sole discretion to select the officers and other key employees to whom options may be granted, to determine the number and class of Common Stock to be subject to stock options, to determine whether payment of the exercise price of any option shall be in cash, or shares or Common Stock of any class, or partly in cash and partly in shares, to determine whether such options shall be exercisable in full upon vesting or exercisable in installments, and to interpret, construe and implement the Plan. The Committee may also, within the general limitations of the Plan, modify, extend, renew or cancel outstanding options and, upon cancellation of previously granted higher priced options and rights, re-grant options and rights at lower prices, provided that no rights or obligations under existing options may be altered or impaired without the consent of the optionee.

Eligibility

                    Officers and key employees selected by the Committee are eligible to receive options under the Plan. "Officers and key employees" means officer and assistant officers, both elective and appointive, presidents and general managers of divisions and subsidiaries and such other key employees as may be determined by the Committee in its sole discretion. Two of the Company's current employees are eligible to receive options under the Plan. Except as described below, the Plan does not provide for any maximum or minimum amount of options which may be received by any one employee.

Terms of Options

                    Options granted under the Plan will provide for the purchase of shares of the Company's Class A Common Stock, Class
B Common Stock, or any combination thereof, at not less than the fair market value of the stock on the date the option is granted. In the case of an incentive stock option held by an optionee who, on the date of grant of such option, owns more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price will be not less than 110% of the fair market value of the stock. The Plan also provides that the aggregate fair market value of the stock
(determined at the time the incentive stock option is granted) with respect to which incentive stock options are exercisable for the first time by any employee during any calendar year may not exceed $100,000.

                    On April 11, 1995, the market value of the Class A Common Stock was $2.25 per share and the market value of the Class B Common Stock was $2.25 per share, based on the average of the high and low bid information as reported on the National
Quotation Bureau Pink Sheets.

                    The Plan provides for appropriate adjustments in the provisions of outstanding options and rights and the number of shares available for future awards in the event of any changes in the Company's outstanding Common Stock of any class by reason of certain stock dividends, stock splits or similar events.

Exercise of Options

                    Options granted under the Plan will be exercisable during a period fixed by the Committee, provided that no nonqualified stock option will be exercisable before the expiration of six months from the date of grant and no incentive stock option, except as described below, will be exercisable before the expiration of one year from the date of grant and, with limited exceptions, no option will be exercisable after the expiration of ten years from the date of grant. The Plan provides that no option is exercisable after the expiration of five years from the date of grant of such option in the case of an incentive stock option held by an optionee who, on the date of grant of such options, owns more than 10% of the total combined voting power of all classes of stock of the Company.

                    The Plan provides that an option is exercisable generally only while the optionee is an employee of the Company or one of its subsidiaries, or within 30 days following cessation of employment for reasons other than death or disability. Under certain circumstances, an option may be exercised within three months of a cessation of employment. Furthermore, if a cessation of employment occurs after a Change in Control (as defined below) and certain other conditions are satisfied, such option will terminate upon the earlier of 180 days after the date of a cessation of employment or the expiration date of such option. If an optionee ceases to be employed as a result of disability, retirement or death, the exercise period also will be extended.

                    The option exercise price is payable upon exercise of the option in cash or, in the discretion of the Committee, in shares of the Class A Common Stock, the Class B Common Stock, in a combination of cash and such shares or in the form of other consideration (including, without limitation, promissory notes) approved by the Committee.

                    During an optionee's lifetime an option is exercisable only by the optionee. Options are transferable only by will or the laws of descent and distribution.

Change in Control, Reorganization, Consolidation or Merger

                    If the Company is the continuing or surviving corporation in any reorganization, consolidation or merger, each outstanding option will pertain to and apply to the securities, if any, to which a holder of the same number of shares of Class
A Common Stock and/or Class B Common Stock that are subject to that option would have been entitled.

                    A "Change in Control" of the Company (as defined below) will cause each outstanding option to terminate, unless any agreement relating to a Change in Control otherwise provides or unless such Change in Control is an event described in clauses (a)(2) or (a)(3) of the following paragraph; provided, however, that each optionee holding an outstanding option in the event of a Change in Control will have the right immediately prior to such a Change in Control, regardless of whether such option will terminate, to exercise his or her option in whole or in part without regard to any limitations on exercisability and thereafter such option will be considered fully vested.

                    A "Change in Control" will be deemed to have occurred under the Plan when (a) there shall be consummated (1) any reorganization, consolidation or merger of the Company in which the Company is not the continuing or surviving corporation, or
(2) any reorganization, consolidation or merger of the company in which the Company is the continuing or surviving corporation and pursuant to which shares of the Company's Class A Common
Stock and Class B Common Stock would be converted into cash, securities or other property, or (3) any sale, lease exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; (b) the stockholders of the Company approve a plan or proposal for the liquidation or dissolution of the Company; or
(c) the Board of Directors of the Company or the Committee shall have determined that such a "Change in Control" otherwise has occurred.

                    These "Change in Control" provisions may have certain anti-takeover effects. If a Change in Control occurs and options issued under the Plan become immediately exercisable and fully vested, such accelerated vesting could have the effect of increasing the consideration a potential acquiror would have to pay to acquire the Company since more shares and vested options would be outstanding.

Amendment and Termination

                    The Board of Directors of the Company may suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that no such amendment may alter or impair any rights or obligations under any option previously granted under the Plan without the consent of the optionee.
Furthermore, without further stockholder approval, no such amendment may increase the number of shares subject to the Plan
(except in the case of stock splits or similar changes in capitalization), change the designation of the class of employees eligible to receive options under the Plan, provide for the grant of stock options having a purchase price less than the fair market value on the date of grant, extend the term during which stock options granted under the Plan may be exercised, extend the date pursuant to which options under the Plan may be granted, or otherwise amend the Plan in a way that would require stockholder approval pursuant to Rule 16b-3 under the Exchange Act.

                    Option awards may be made under the Plan until January 16, 2005, the date of termination of the Plan.

Certain Federal Income Tax Considerations

                    A recipient of a stock option will not have taxable income upon the grant of the option. For options other than incentive stock options, the optionee will recognize ordinary income upon exercise in an amount equal to the excess of the fair market value of the shares over the exercise price on the date of exercise. Any gain or loss recognized upon any later disposition of the shares generally will be capital gain or loss.

                    Purchase of shares upon exercise of an incentive stock option will not result in any taxable income to the optionee, except for purposes of the alternative minimum tax. Gain or loss recognized by the optionee on a later sale or other disposition will either be long-term capital gain or loss or ordinary income depending upon whether the optionee holds the shares transferred upon the exercise for a specified period.
Any ordinary income recognized will be in the amount, if any, by which the lesser of the fair market value of such shares on the date of exercise or the amount realized from the sale exceeds the option price.

                    The Company will be entitled to a tax deduction in connection with an option under the Plan only in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income, provided that applicable withholding requirements are met. In addition, section 162(m) of the Internal Revenue Code limits the federal income tax deductibility of compensation paid to the Company's Chief
Executive Officer and to each of the other four most highly compensated executive officers. The Company generally may deduct compensation paid to such an officer (including compensation from options) only if the compensation does not exceed $1 million during any fiscal year or meets certain other requirements. At present, the Company believes that it will not be affected by section 162(m) because no Company executive currently receives compensation in excess of $1 million.

Required Vote

                    A vote FOR Proposal 3 by the holders of a majority of the outstanding shares of the Company's Class A Common Stock and Class B Common Stock, present at the Annual Meeting in person or by proxy and voting together as a single class with holders of the Class A Common Stock casting one vote per share and holders of the Class B Common Stock casting ten votes per share, is required to approve and adopt the Plan. Votes with respect to the Plan will be cast as specified in the proxy. If no specification is made, votes represented by proxy will be cast
FOR approval of the Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
PROPOSAL 3.



                     PROPOSAL 4 -- RATIFICATION OF ACCOUNTANTS

                    On January 23, 1994, the Company engaged Grant Thornton as the Company's independent public accountant to audit its financial statements for the years ended December 31, 1993 and 1994.

                    Representatives of Grant Thornton are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate stockholder questions.

Required Vote

                    A vote FOR Proposal 4 by the holders of a majority of the outstanding shares of the Company's Class A Common Stock and Class B Common Stock, present at the Annual Meeting in person or by proxy and voting together as a single class with holders of the Class A Common Stock casting one vote per share and holders of the Class B Common Stock casting ten votes per share, is required to approve and adopt the proposal. Votes with respect to this proposal will be cast as specified in the proxy. If no specification is made, votes represented by proxy will be cast
FOR the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
PROPOSAL 4.



                                  STOCKHOLDER PROPOSALS

                    Any proposals of stockholders intended to be presented at the 1996 annual meeting must be received by the Company by December 21, 1995 in order to be included in the Company's proxy materials relating to that meeting.


                                    OTHER MATTERS

                    Management knows of no business other than that mentioned above to be transacted at the Annual Meeting, but if other matters are properly raised before the Annual Meeting it is the intention of the persons named in the enclosed proxy, in the absence of instructions to the contrary, to vote in regard thereto in accordance with their judgment; discretionary authority to do so is included in the proxy.















                      DOVER INVESTMENTS CORPORATION
                         1995 STOCK OPTION PLAN
                      (Effective January 17, 1995)


                               ARTICLE I
                               GENERAL


                    1.        PURPOSE.

                    This 1995 Stock Option Plan (the "Plan") is intended to contribute to maintaining the Company's performance by providing certain officers and key employees of the Company with long-term incentives in the form of options to purchase shares of the Company's Class A Common Stock, $.01 par value per share (the
"Class A Common Stock"), Class B Common Stock, $.01 par value per share (the "Class B Common Stock"), or any combination thereof.

                    2.        ADMINISTRATION.

                    The plan shall be administered by the Compensation Committee of the Board of Directors of the Company, a standing committee (the "Committee"). The Committee shall from time to time at its discretion make determinations with respect to the officers and key employees of the Company to whom options shall be granted and the amount of such options. The Committee shall consist of not less than two (2) members of the Board of Directors. Each member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

                    The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

                    3.        ELIGIBILITY.

                    Subject to Section 2 of this Article I, the persons who shall be eligible to receive options under the Plan shall be such officers and key employees (including directors who are also salaried employees of the Company) of the Company as the Committee shall select. The terms "officers and key employees" as used herein shall mean officers and assistant officers, both elective and appointive, presidents and general managers of divisions and subsidiaries and such other key employees as may be determined by the Committee in its sole discretion.

                    Except where the context otherwise requires, the term "Company," as used herein, shall include (i) Dover Investments
Corporation and (ii) any of its "subsidiary corporations" which meet the definition of subsidiary corporation contained in
Section 425(f) of the Internal Revenue Code of 1986, as amended, as now in effect or as hereafter amended (the "Code"), and the terms "officers and key employees of the Company," and words of similar import, shall include officers and key employees of each such subsidiary corporation, as well as officers and key employees of Dover Investments Corporation.

                    4.        SHARES OF STOCK SUBJECT TO THE PLAN.

                    The shares that may be issued under the Plan shall be authorized and unissued or reacquired shares of the Company's
Class A Common Stock and Class B Common Stock. The aggregate number of shares which may be issued under the Plan shall not exceed 200,000 shares of Class A Common Stock, 200,000 shares of
Class B Common Stock or an aggregate of 200,000 shares of any combination of shares of Class A Common Stock and Class B Common
Stock, unless an adjustment is required in accordance with
Section 3(I) of Article II hereof.

                    5.        AMENDMENT OF THE PLAN.

                    The Board of Directors of the Company may, insofar as permitted by law, from time to time, suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that no such amendment shall alter or impair any rights or obligations under any option theretofore granted under the Plan without the consent of the Person to whom such option was granted.
Furthermore, without further stockholder approval, no such amendment shall increase the number of shares subject to the Plan
(except as authorized by Section 3(I) of Article II hereof), change the designation in Section 3 of Article I of the class of employees eligible to receive options under the Plan, provide for the grant of stock options having a purchase price less than the fair market value on the date of grant, extend the term during which stock options granted under the Plan may be exercised, extend the date pursuant to which options under the Plan may be granted, or otherwise amend the Plan in a way that would require stockholder approval promulgated under Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

                    6.        TERM OF PLAN.

                    Awards may be made under the Plan until January 16, 2005, the date of termination of the Plan. Notwithstanding the foregoing, all options granted under the Plan shall remain in effect until such options have been satisfied by the issuance of shares or terminated in accordance with their terms and the terms of the Plan.

                    7.        RESTRICTIONS.

                    All options granted under the Plan shall be subject to the requirement that, if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares subject to stock options granted under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issue or purchase of shares thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

                    8.        NONASSIGNABILITY.

                    No stock option shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution. During the life of the grantee, any stock options which have been granted to the grantee shall be exercisable only by the grantee.

                    9.        WITHHOLDING TAXES.

                    Whenever under the Plan shares of Class A Common Stock, Class B Common Stock or any combination thereof are to be issued, the Company shall have the right to require the grantee to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.

                    10.       CERTAIN INFORMATION.

                    The Company shall provide to each optionee, during the period that such optionee has one or more outstanding options, copies of all annual reports and other information which are provided to all stockholders of the Company. The Company shall not be required to provide such information to key employees whose duties in connection with the Company assure their access to equivalent information.



                                         ARTICLE II
                                        STOCK OPTIONS

                    1.        AWARD OF STOCK OPTIONS.

                    Awards of stock options may be made under the Plan. It is intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of
Section 422 of the Code ("incentive stock options"), and that certain options granted pursuant to the Plan shall not constitute incentive stock options ("nonqualified stock options"). The aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by such individual during any calendar year (under all incentive stock option plans of the individual's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000. The date on which an option is granted shall be the date of the Committee's authorization of such grant or such later date as may be determined by the Committee at the time such grant is authorized.

                    2.        EFFECT OF TERMINATION OF OPTIONS.

                    In the event that any outstanding option under the Plan terminates before it would otherwise have expired under its terms or expires by its terms without being fully exercised, the shares of Class A Common Stock, Class B Common Stock or any combination thereof subject to such option not issued pursuant to the exercise of such option shall again become available in the pool of shares provided under the Plan.

                    3.        TERMS AND CONDITIONS OF OPTIONS.

                    Stock options granted pursuant to the Plan shall be evidenced by agreements in such form as the Committee shall from time to time determine, which agreements shall comply with the following terms and conditions:

                              (A)        Optionee's Agreement

                              Each optionee shall agree to remain in the employ of and to render to the Company his or her services for a period of one (1) year from the date of the option, but such agreement shall not impose upon the Company any obligation to retain the optionee in its employ for any period.

                              (B)        Number of Shares

                              Each option agreement shall state the class and number of shares to which the option pertains.

                              (C)        Option Price

                              Each option agreement shall state the option price per share, which shall be not less than 100% of the fair market value of the Class A Common Stock or Class B Common Stock, as the case may be, on the date that the option is granted. Notwithstanding the foregoing, the option price per share of an incentive stock option granted to a person who, on the date of such grant and in accordance with
          Section 425(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company shall be not less than 110% of the fair market value of a shares of the Class A Common Stock or Class B Common Stock, as the case may be, on the date that the option is granted. Fair market value as used herein shall be the mean of the closing sales prices of the Class A Common Stock or Class B Common Stock, as the case may be, on the Composite Tape for New York Stock Exchange--Listed Stocks on the date that such option is granted or, if the option date is not a trading date, the trading date next following the option date. If the Class A Common Stock or the Class B Common Stock is not listed on the New York Stock Exchange, fair market value shall be the highest closing sales price on the principal United States securities exchange registered under the Securities Exchange Act of 1934, as amended, on which such stock is listed, or, if such stock is not listed on any such securities exchange, the highest closing sales price or bid quotation with respect to a share of such stock on the date such option is granted on the National
          Association of Securities Dealers, Inc. Automated Quotations System or any successor system or, if no such quotations are available, the fair market value on the date in question of a share of such stock as determined in good faith by the Board of Directors.

                              (D)        Medium and Time of Payment

                              The option price shall be payable upon the exercise of an option in the legal tender of the United States or, in the discretion of the Committee, in shares of the Class A Common Stock, Class B Common Stock, in a combination of such legal tender and such shares or in the form of such other consideration (including, without limitation, promissory notes). Upon receipt of payment, the Company shall deliver to the optionee (or person entitled to exercise the option) a certificate or certificates for the shares of Class A
          Common Stock or Class B Common Stock, as the case may be, to which the option pertains.

                              (E)        Terms and Exercise of Option

                              Each option shall state the time or times when it becomes exercisable, which shall be determined by the Committee; provided, however, that, except as otherwise provided herein, no option shall become exercisable until six months has elapsed from the date of grant and no incentive stock option shall become exercisable until one (1) year has elapsed from the date of grant. The Committee may specify such option exercise schedule, if any, for each option as it, in its discretion, deems appropriate. To the extent that an option has become exercisable, it may be exercised in whole or in such lesser amount as authorized by the option agreement. If exercised in part, the unexercised portion of an option shall continue to be held by the optionee and may thereafter be exercised as herein provided. Notwithstanding any other provision of the Plan, no option granted under the Plan shall be exercisable after the expiration of ten (10) years from the date of its grant, subject, in the Committee's discretion, to Section 3(H) of this Article II. In addition, no incentive stock option granted under the Plan to a person who, at the time such option is granted and in accordance with Section 425(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company shall be exercisable after the expiration of five (5) years from the date of its grant.
          During the lifetime of the optionee, the option shall be exercisable only by the optionee and shall not be assignable or transferable by the optionee, and no other person shall acquire any rights therein.

                              (F)        Termination of Employment Except
                                         Disability or Death

                              In the event that an optionee shall cease to be employed by the Company for any reason other than the optionee's death or disability, the optionee's option shall terminate 30 days after the date of cessation of employment; provided, however, that if such cessation of employment is with the consent of the Board of Directors of the Company, expressed in the form of a resolution, or is pursuant to the optionee's retirement under the provisions of any pension, profit sharing or other retirement plan of the Company then in effect, such option may be exercised within three (3) months after the date that he ceases to be an employee of the Company, but only to the extent such option was exercisable or would have been exercisable but for the existence of earlier-granted incentive stock options on the date of such cessation of employment; and, provided, further, that if such cessation of employment occurs after a Change in Control (as defined in Section 3(l)(i) of Article II hereof) and the provisions of Section 3(l)(i) are applicable to such option, such option shall terminate upon the earlier of 180 days after the date of such cessation of employment or the expiration date of such option.

                              (G)        Disability of Optionee

                              If an optionee shall cease to be employed by the Company by reason of the optionee becoming permanently and totally disabled within the meaning of Section 22(e)(3) of the Code and shall not have fully exercised the optionee's option, such option may be exercised to the extent it was exercisable immediately prior to the optionee's disability at any time within one (1) year after cessation of employment due to such disability.

                              (H)        Death of Optionee and Transfer of
                                         Option

                              If an optionee should die while in the employ of the Company, or within a period of three (3) months after a termination of the optionee's employment with the Company during which the optionee is still permitted to exercise an option in accordance with Subsection 3(F) of this Article II and shall not have fully exercised the optionee's option, such option may be exercised to the extent it was exercisable immediately prior to the optionee's death at any time within one (1) year after the optionee's death. Such option may be exercised to the extent it was exercisable immediately prior to the optionee's death by the executors or administrators of the optionee's estate or by any person or persons who shall have acquired the option directly from the optionee by the optionee's will or the applicable law of descent and distribution.

                              (I)        Recapitalizations and Reorganizations

                              The number of shares of Class A Common Stock and Class B Common Stock covered by the Plan, and each outstanding option hereunder and the price per share thereof, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Class A Common Stock and Class B Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend in excess of 2% or any other increase or decrease in the number of issued and outstanding shares of Class A Common Stock and Class B Common Stock effected without receipt of consideration by the Company.

                              If the Company shall be the continuing or surviving corporation in any reorganization, consolidation or merger, each outstanding option shall pertain to and apply to the securities, if any, to which a holder of the same number of shares of Class A Common Stock and/or Class B Common Stock that are subject to that option would have been entitled.

                              A "Change in Control" of the Company (as defined below) shall cause each outstanding option to terminate, unless any agreement relating to a Change in Control shall otherwise provide or unless such Change in Control is an event described in clauses (a)(2) or (a)(3) of the following paragraph; provided, however, that each optionee holding an outstanding option in the event of a Change in Control shall have the right immediately prior to such a Change in Control, regardless of whether such option will terminate, to exercise his or her option in whole or in part without regard to any limitations on exercisability and thereafter such option shall be considered fully vested.

                              For the purposes hereof, a "Change in Control" shall be deemed to have occurred when (a) there shall be consummated (1) any reorganization, consolidation or merger of the Company in which the Company is not the continuing or surviving corporation, or (2) any reorganization, consolidation or merger of the Company in which the Company is the continuing or surviving corporation and pursuant to which shares of the Company's Class A Common Stock and Class B Common Stock would be converted into cash, securities or other property, or (3) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (b) the stockholders of the Company approve a plan or proposal for the liquidation or dissolution of the Company, or (c) the Board of Directors of the Company or the Committee shall have been determined that such a "Change in Control" otherwise has occurred.

                    To the extent that the foregoing adjustments in this
          Section 3(I) relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

                              The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations of changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

                              (J)        Rights as a Stockholder

                              An optionee or a transferee of an option shall have no rights as a stockholder with respect to any shares covered by his or her option until the date of the receipt of payment by the Company and the issuance of a stock certificate to him or her for such shares pursuant to Section 3(D) of this
          Article II.  No adjustment shall be made for dividends
          (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to such date, except as provided in
          Section 3(I) of this Article II.

                              (K)        Modification, Extension and Renewal
                                         of Options

                              Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend, renew or cancel outstanding options granted under the Plan. Notwithstanding the foregoing, however, no modification of an option shall, without the consent of the optionee, alter or impair any right or obligations under any option theretofore granted under the Plan.

                              (L)        Other Provisions

                              The option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the option or restrictions required by any applicable securities laws, as the Committee, in its discretion, shall deem advisable.

                    4.        APPLICATION OF FUNDS.

                    The proceeds received by the Company from the sale of Class A Common Stock, Class B Common Stock or any combination thereof pursuant to options will be used for general corporate purposes.

                    5.        NO OBLIGATION TO EXERCISE OPTION.

                    The granting of an option shall impose no obligation upon the optionee to exercise such option.